EXHIBIT 10.2.5

                                                              SERIES 1/2 CLASS B
                                                                  DRAFT 24.10.02

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT

                          dated as of __________, 2002


between

(1)      ___ ("PARTY A");

(2)      HOLMES FINANCING (NO. 6) PLC ("PARTY B"); and

(3) JPMORGAN CHASE BANK, LONDON BRANCH (the "SECURITY TRUSTEE", which expression shall include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and (k) of the Schedule to this Agreement).

Part 1.  TERMINATION PROVISIONS

(a)      "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

         and in relation to Party B for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will apply to Party A and will not apply to Party B.

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(e)      The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement:-

         (i)   Market Quotation will apply.

         (ii)  The Second Method will apply.

(g)      "TERMINATION CURRENCY" means Sterling.

Part 2.  TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
         Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in
         Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purposes of Section 3(f) of the Agreement, Party A makes the representation specified below (the "ADDITIONAL TAX REPRESENTATION"):

         (i) it is a party to each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a branch or agency; or

         (ii) it is resident in the United Kingdom or in a jurisdiction with which the United Kingdom has a double tax treaty which makes provision, whether for relief or otherwise, in relation to interest.

(c) ADDITIONAL TERMINATION EVENT. The Additional Tax Representation proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "Affected Transaction" for the purposes of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. The sole Affected Party shall be Party A.

Part 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)    Tax forms, documents or certificates to be delivered are:-


       PARTY REQUIRED TO DELIVER      FORM/DOCUMENT/CERTIFICATE    DATE BY WHICH TO BE DELIVERED
       DOCUMENT

                                      None

(b)    Other documents to be delivered are:-

       PARTY REQUIRED                                                                  COVERED BY
       TO DELIVER                     FORM/DOCUMENT/               DATE BY WHICH       SECTION 3(D)
       DOCUMENT                       CERTIFICATE                  TO BE DELIVERED     REPRESENTATION

       Party A and                    Appropriate                  On signing of       Yes
       Party B                        evidence of                  this Agreement
                                      its signatory's
                                      authority

       Party B                        Certified copy of            On signing of       Yes
                                      board resolution             this Agreement

       Party A                        Legal opinion                On signing of       No
                                      in form and                  this Agreement
                                      substance
                                      satisfactory to
                                      Party B


Part 4.  MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES.  For the purpose of Section 12(a) of this
         Agreement:-

         Address for notices or communications to Party A (other than by facsimile):-

         Address:          [______]
         Attention:        [______]

         Telex No:         [______]

         Answerback:       [______]

         For the purpose of facsimile notices or communications to Party A under this Agreement (other than a notice or communication under Section 5 or 6):

         Facsimile No.:   [_______]
         Attention:       [_______]

         Designated responsible employee for the purposes of Section 12(a)(iii):
         [_______]

         Address for notices or communications to Party B:-

         Address:        [c/o Abbey National plc
                         Abbey House (AAM 319)
                         201 Grafton Gate East
                         Milton Keynes MK9 1AN]

         Attention:      [Securitisation Team, Risk Operations]

         Facsimile No.:  [+44 1908 344217]

         With a copy to the Security Trustee:-

         Address:         [_______]

         Attention:       [_______]

         Facsimile No.:   [_______]

(b)      PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:-

         Party A appoints as its Process Agent: None.

         Party B appoints as its Process Agent: None.

(c)      OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:-

         Party A is not a Multibranch Party [and will act through its London Branch].

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT.  The Calculation Agent is Party A.

(f)      CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:-

         In respect of Party A,     [_______]

         In respect of Party B, none

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, [_______].

         Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of England and Wales.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

Part 5.  OTHER PROVISIONS

(a)      NO SET-OFF

         (i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in
                  Section 6.

         (ii) Section 6(e) shall be amended by the deletion of the following sentence; "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b)      SECURITY INTEREST

         Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Security Trustee (or any successor thereto) pursuant to and in accordance with the Sixth Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Security Trustee shall not be liable for any of the obligations of Party B hereunder.

(c)      DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

         Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v),
         Section 5(a)(vii)(2),(5),(6),(7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

         Section 5(a)(vii)(8) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2) (5),(6),(7) and (9).

(d)      DISAPPLICATION OF CERTAIN TERMINATION EVENTS

         The "Tax Event" and "Tax Event upon Merger" provisions of Section 5(b)(ii) and 5(b)(iii) will not apply to Party A or to Party B.

(e)      ADDITIONAL EVENT OF DEFAULT

         The following shall constitute an additional Event of Default with respect to Party B:

         "NOTE ENFORCEMENT NOTICE. The Security Trustee serves a Class B Issuer Note Enforcement Notice, as defined in Condition 9 of the Offered Issuer Notes, on Party B (in which case Party B shall be the Defaulting Party)."

(f)      ADDITIONAL TERMINATION EVENT

         The following shall constitute an Additional Termination Event with respect to Party B:

         "REDEMPTION AND PREPAYMENT OF THE SERIES 1 CLASS B NOTES. Party B exercises its option to redeem the Series 1 Class B Notes in whole in accordance with the provisions of Condition 5(E) of the Offered Issuer Notes."

         In connection with this Additional Termination Event, Party B shall be the sole Affected Party and all Transactions shall be Affected Transactions.

(g)      RATINGS EVENT

         (i) In the event that the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor or assignee) and, if relevant, any Credit Support Provider of Party A, are downgraded below ["A-1+"] by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. ("S&P") and, as a result of such downgrade, the then current rating of the Series 1 Class B Sixth Issuer Notes may in the reasonable opinion of S&P be downgraded or placed under review for possible downgrade (an "S&P RATING EVENT"), then Party A will, within 30 days of the occurrence of such S&P Rating Event, at its own cost, either:

                (A) put in place an appropriate mark-to-market collateral agreement, (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement provided that (x) Party A shall be deemed to have satisfied the requirements of S&P if the amount of collateral agreed to be provided in the form of cash and/or securities (the "COLLATERAL AMOUNT") is determined on a basis which is no more onerous than the criteria of S&P as at 31st September, 1999 which enable entities rated lower than a specified level to participate in structured finance transactions which, through collateralisation, are rated at a higher level (as referred to, in part, in the article entitled New Structured Finance Interest Rate and Currency Swap Criteria Broadens Allowable Counterparties in the January 1999 issue of S&P's Structured Finance publication) (the "S&P CRITERIA"), and (y) the Collateral Amount shall not be required to exceed such amount as would be required (in accordance with the S&P Criteria) to restore the rating of the Series 1 Class B Sixth Issuer Notes to the level they would have been at immediately prior to such downgrading;

                (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as ["A-1+"] by S&P and ["F1"] by Fitch Ratings Limited ("FITCH") and whose long-term, unsecured and unsubordinated debt obligations are rated at least as high as ["A1"] by Moody's Investors Services ("MOODY'S") or, in each case, such other ratings as are commensurate with the ratings assigned to the Series 1 Class B Sixth Issuer Notes by such rating agencies from time to time; or

                (C) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement or take such other action as Party A may agree with S&P as will result in the rating of the Series 1 Class B Sixth Issuer Notes then outstanding following the taking of such action being rated no lower than the rating of the Series 1 Class B Sixth Issuer Notes immediately prior to such downgrade.

         EITHER

         [(ii) In the event that (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, are downgraded below "A1" (or its equivalent) by Moody's or (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, are downgraded below "Prime-1" (or its equivalent) by Moody's, then Party A will, on a reasonable efforts basis and at its own cost, attempt to either:

                  (1) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as agreed with Moody's;

                  (2) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement, such co-obligor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as agreed with Moody's; or

                  (3)     take such other action as agreed with Moody's.

                  Pending compliance with any of (ii)(1), (ii)(2) or (ii)(3) above, Party A will, at its own cost:

                  (4) within 30 days of the occurrence of such downgrade, put in place a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement complies with the Moody's Criteria (as defined below) or is such other lesser amount as may be agreed with Moody's.

                  If any of (ii)(1), (ii)(2) or (ii)(3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (b)(D) will be re-transferred to Party A and Party A will not be required to transfer any additional collateral.

         (iii) In the event that (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, are downgraded below "A3" (or its equivalent) by Moody's or (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, are downgraded below "Prime-2" (or its equivalent) by Moody's, then Party A will, on a reasonable efforts basis and at its own cost, attempt to either:

                  (1) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (defined below) domiciled in the same legal jurisdiction as Party A or

                          Party B, or (y) a replacement third party as agreed with Moody's;

                  (2) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement, such co-obligor may be either (x) a person with the Required Ratings (defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as agreed with Moody's; or

                  (3)     take such other action agreed with Moody's.

                  Pending compliance with (iii)(1), (iii)(2) or (iii)(3) above, Party A will, at its own cost:

                  (4) if Party A has not already posted collateral pursuant to (ii)(4), within 30 days of the occurrence of such downgrade, put in place a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement Amount which complies with the Moody's Criteria (defined below), and, if Party A has already posted collateral pursuant to (ii)(4) above, within 10 days of the occurrence of such downgrade, post such additional collateral as is required to ensure the Collateral Amount complies with the Moody's Criteria, or in each case, is such other lesser amount as may be agreed with Moody's.

                  If any of (iii)(1), (iii)(2) or (iii)(3) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (iii)(4) will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

                  For the purposes of (ii) and (iii), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

                  "MOODY'S CRITERIA" means that the Collateral Amount shall equal the sum of (a) the product of A multiplied by the mark-to-market value of the outstanding Transactions as determined by Party A in good faith on each Local Business Day, and (b) the product of B multiplied by the current aggregate notional amounts of the outstanding Transactions, where:

                  (i) "A" means 102% and "B" means [2]% if the long-term, unsecured and unsubordinated debt obligations or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A is downgraded below "A1" or "Prime-1" by Moody's;

                  (ii) "A" shall be equal to or greater than 102% (as determined by Moody's) and"B" shall be equal to or greater than [3]% (as determined by Moody's) if the long-term, unsecured and unsubordinated debt obligations or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A is downgraded below "A3" or "Prime-2" by Moody's; and

                  (iii)    "A" means 0% and "B" means 0% in all other cases.

                  In relation to paragraphs (ii)(4) and (iii)(4) above, Party A will, upon receipt of reasonable notice from Moody's, demonstrate to Moody's the calculation by it of the mark-to-market value of the outstanding Transactions.]

                  OR

         [(ii) In the event that (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, is downgraded below "A1" (or its equivalent) by Moody's or (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, is downgraded below "Prime-1" (or its equivalent) by Moody's (an "INITIAL MOODY'S RATING EVENT"), then Party A will, within 30 days of such Initial Moody's Rating Event at its own cost, either:

                  (1) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as agreed with Moody's; or

                  (2) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement, such co-obligor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as agreed with Moody's; or

                  (3)      take such other action as agreed with Moody's; or

                  (4) put in place a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Moody's Criteria (as defined below) or such other amount as may be agreed with Moody's.

                  If any of (ii)(1), (ii)(2) or (iii)(3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (ii)(4) will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

         (iii) In the event that (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, is downgraded below "Baa2" (or its equivalent) by

                  Moody's or (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, is downgraded below "Prime-2" (or its equivalent) by Moody's(a "SUBSEQUENT MOODY'S RATING EVENT"), then Party A will, on a best efforts basis, and at its own cost, attempt to either:

                  (1) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as agreed with Moody's; or

                  (2) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement, such co-obligor may be either (x) a person with the Required Ratings (defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as agreed with Moody's; or

                  (3)     take such other action agreed with Moody's.

                  Pending compliance with (iii)(1), (iii)(2) or (iii)(3) above, Party A will at its own cost:

                  (4) within 10 days of the occurrence of such Subsequent Moody's Rating Event, put in place a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Moody's Criteria (defined below) or such other amount as may be agreed with Moody's.

                  If any of (iii)(1), (iii)(2) or (iii)(3) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (iii)(4) will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

                  For the purposes of (ii) and (iii), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

                  "MOODY'S CRITERIA" means that the Collateral Amount shall equal the sum of (a) the product of A multiplied by the mark-to-market value of the outstanding Transactions as determined by Party A in good faith on one Local Business Day per week and (b) the product of B multiplied by the current aggregate notional amounts of the outstanding Transactions, where:

                  (i) "A" means 102% and "B" means 2% if the long-term, unsecured and unsubordinated debt obligations or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A is downgraded below "A1" or "Prime-1" by Moody's;

                  (ii) "A" shall be equal to or greater than 102% (as determined by Moody's) and"B" shall be equal to or greater than 3% (as determined by Moody's) if the long-term, unsecured and unsubordinated debt obligations or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A is downgraded below "Baa2" or "Prime-2" by Moody's; and

                  (iii)    "A" means 0% and "B" means 0% in all other cases.

                  In relation to paragraphs (b)(D) and (c)(D) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by it of the mark-to-market value of the outstanding Transactions. In relation to paragraph (c)(D) above, Party A will, at its own cost, on receipt of reasonable notice from Moody's (which, for the avoidance of doubt, will be no less than 30 days) arrange a third party valuation of the mark-to-market value of the outstanding Transactions.]

        (iv) If the short-term unsecured and unsubordinated debt obligations of Party A (or its successor or assignee) and, if relevant, any Credit Support Provider of Party A, are rated by Fitch and in the event that the rating is, or is downgraded below, ["F1"] (or its equivalent), and as a result the then current rating of the Series 1 Class B Sixth Issuer Notes may in the reasonable opinion of Fitch be downgraded or placed on a credit watch for future downgrade (a "FITCH RATING EVENT"), then Party A will, on a reasonable efforts basis, within 30 days of the occurrence of such Fitch Rating Even, at its own cost, either:

                  (A) attempt to transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as ["A-1+"] by S&P and ["F1"] by Fitch and whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as ["A1"] by Moody's or, in each case, such other ratings as are commensurate with the ratings assigned to the Series 1 Class B Sixth Issuer Notes by such rating agencies from time to time; or

                  (B) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as ["A-1+"] by S&P and ["F1"] by Fitch and whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as ["A1"] by Moody's or, in each case, such other ratings as are commensurate with the ratings assigned to the Series 1 Class B Sixth Issuer Notes by such rating agencies from time to time; or

                  (C) put in place an appropriate mark-to-market collateral agreement, (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement provided that (x) Party A shall be deemed to have satisfied the requirements of Fitch if the Collateral Amount is determined on a basis which is no more onerous than the Fitch Criteria (defined below) and
                           (y) the Collateral Amount shall not be required to exceed such amount as would be required (in accordance with the Fitch Criteria) to restore the rating of the Series 1 Class B Sixth Issuer Notes to the level at which they would have been immediately prior to such downgrading; or

                  (D) take such other action as Party A may agree with Fitch as will result in the rating of the Series 1 Class B Sixth Issuer Notes then outstanding being maintained.

                  "FITCH CRITERIA" means that the Collateral Amount shall not exceed 100 per cent. of the mark-to-market value of the outstanding Transactions as determined by Party A in good faith from time.

         (iv)     (A) If Party A does not take any of the measures described in
                  (i) or (iv) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following the relevant S&P Rating Event or Fitch Rating Event (as applicable) with Party A as the sole Affected Party and all Transactions as Affected Transactions.

                  EITHER

                  [(B) If Party A does not take the measures described in
                  (ii)(4) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following such downgrade with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, notwithstanding Section 5(a)(ii) of this Agreement, if [10] days after receiving notice of failure to use its reasonable efforts to take one of the measures described in (ii)(1), (ii)(2) or (ii)(3), Party A still has not used reasonable efforts to take one of the above courses of action, this shall not constitute an Event of Default but shall be an Additional Termination Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

                  (C) If Party A does not take the measures described in
                  (iii)(4) above, such failure shall give rise to an Event of Default with respect to Party A andshall be deemed to have occurred (x) if Party A has already posted collateral pursuant to the provisions of (ii)(4) above, on the [tenth] day following such downgrade and (y) if Party A has not posted collateral pursuant to the provisions of (ii)(4) above, on the thirtieth day following such downgrade, in each case with Party A as the Defaulting Party. Further, notwithstanding
                  Section 5(a)(ii) of this Agreement, if [10] days after receiving notice of failure to use its reasonable efforts to take one of the measures described in (iii)(1), (iii)(2) or
                  (iii)(3), Party A still has not used reasonable efforts to take one of the above courses of action, this shall not constitute an Event of Default but shall be an Additional Termination Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.]

                  OR

                  [(B) If Party A does not take the measures described in
                  (ii)(1),(2),(3) or (4) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following the occurrence of such Initial Moody's Rating Event with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

                  (C) If Party A does not take the measures described in
                  (iii)(4) above, such failure shall give rise to an Event of Default with respect to Party A and shall be deemed to have occurred on the tenth day following such Subsequent Moody's Rating Event with Party A as the Defaulting Party. Further, notwithstanding Section 5(a)(ii) of this Agreement, if 10 days after receiving notice of failure to use its best efforts to either transfer as described in (iii)(1), find a co-obligor as described in (iii)(2) or take such other action as described in (iii)(3), Party A still has not used best efforts to take one of the above courses of action, this shall not constitute an Event of Default but shall be an Additional Termination Event with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.]

                  (D) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this Part 5(e) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible the economic, legal and credit terms of the Terminated Transactions with Party A.

                  (E) Each of Party B and the Security Trustee shall use their reasonable endeavours to co-operate with Party A in putting in place any credit support documentation, including agreeing to such arrangements in such documentation as may satisfy S&P, Moody's and Fitch with respect to the operation and management of the collateral (subject always to proviso (x) and (y) in (i)(A) above) and entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral.

(h)      ADDITIONAL REPRESENTATIONS

         (i) Section 3 is amended by the addition at the end thereof of the following additional representations:

                   "(g) NO AGENCY. It is entering into this Agreement and each Transaction as principal and not as agent of any person."

         (ii) The following additional representation shall be given by Party A only:

                   (h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

(i)     RECORDING OF CONVERSATIONS

        Each party to this Agreement acknowledges and agrees to the tape recording of conversations between the parties to this Agreement.

(j)     RELATIONSHIP BETWEEN THE PARTIES

        The Agreement is amended by the insertion after Section 14 of an additional Section 15, reading in its entirety as follows:

        "15.     RELATIONSHIP BETWEEN THE PARTIES

        Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

        (a) NON RELIANCE. It is acting for its own account, and it has made its own decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

        (b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

        (c) STATUS OF PARTIES. The other party is not acting as a fiduciary or an adviser for it in respect of that Transaction."

(k)     TAX

        The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

        "(d)   Deduction or Withholding for Tax

               (i)  Requirement to Withhold

               All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

               (1) will promptly notify the other party ("Y") of such requirement;

               (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

               (3) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

               (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

                (ii) Liability

                If:

                (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax in respect of payments under this Agreement; and

                (2) X does not so deduct or withhold; and

                (3) a liability resulting from such Tax is assessed directly against X,

                then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

         (iii)  Tax Credit etc.

                Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

                (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment ("TAX CREDIT"), it shall pay to Party A, as soon as practical after receipt of the same, so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

                (2) the "cash benefit" shall, in the case of credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the relevant jurisdiction referred to in (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, shall be the amount of the repayment together with any related interest or similar payment obtained by Party B;

                (3) it will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable and it shall, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received; and

                (4) it will ensure that any Tax Credit obtained is paid directly to Party A, and not applied in whole or part to pay any other Issuer Secured Creditor or any other party, both prior to and subsequent to any enforcement of the security constituted by the Sixth Issuer Deed of Charge.

         (l)    SECURITY, ENFORCEMENT AND LIMITED RECOURSE

                (a) Party A agrees with Party B and the Security Trustee to be bound by the terms of the Sixth Issuer Deed of Charge and, in particular, confirms that:

                         (i) no sum shall be payable by or on behalf of Party B to it except in accordance with the provisions of the Sixth Issuer Deed of Charge; and

                         (ii) it will not take any steps for the winding up, dissolution or reorganisation, or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Sixth Issuer Deed of Charge.

                (b) In relation to all sums due and payable by Party B to Party A, Party A agrees that it shall have recourse only to Sixth Issuer Available Funds, but always subject to the order of priority of payments set out in the Sixth Issuer Cash Management Agreement and the Sixth Issuer Deed of Charge.

(m)      CONDITION PRECEDENT

         Section 2(a)(iii) shall be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party B only.

(n)      REPRESENTATIONS

         Section 3(b) shall be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(o)      ADDITIONAL DEFINITIONS

         Words and expressions defined in the Amended and Restated Master Definitions and Interpretation Schedule (the "MASTER SCHEDULE") and the Sixth Issuer Master Definitions and Construction Schedule (the "ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed for the purposes of identification on _______, 2002 shall, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule the definitions in this Agreement shall prevail. In the event of any inconsistency between the Master Schedule and the Issuer Schedule, the Issuer Schedule shall prevail. The rules of interpretation set out in the Master Definitions Schedule shall apply to this Agreement.

(p)      CALCULATIONS

         Upon the occurrence of an Event of Default or an Additional Termination Event with respect to Party A, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination
         Date) to proceed in accordance with Section 6 of the Agreement subject to the following:

         (i) For the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

         (ii) The following amendments shall be deemed to be made to the definitions of "Market Quotation":

                (A) the word "firm" shall be added before the word "quotations" in the second line;

                (B) the words "provided that the documentation relating thereto is either the same as this Agreement and the existing confirmations hereto (and the short-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than ["A-1+"] by S&P and ["F1"] by Fitch and the long-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than ["A1"] by Moody's (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating (by another Rating Agency) that is acceptable to such Rating
                       Agency) or the Rating Agencies have confirmed in writing such proposed documentation will not adversely impact the ratings of the Series 1 Class B Issuer Notes" shall be added after "agree" in the sixteenth line; and

                  (C) the last sentence shall be deleted and replaced with the following:

                       "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be either (a) the lower of the two quotations where there would be a sum payable by Party A to Party B, or
                       (b) the higher of the two quotations where there would be a sum payable by Party B to Party A. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and if Party B does not accept such quotation (or if no quotation has been provided), it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

         (iii) For the purpose of the definition of "Market Quotation", and without limiting the general rights of Party B under the
                  Agreement:

                  (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to (iii)(C) below;

                  (B) Party A shall, for the purposes of Section 6(e), be permitted to obtain quotations from Reference Market-makers; and

                  (C) if no quotations have been obtained within 6 Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined.

         (iv) Party B will be deemed to have discharged its obligations under (iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain quotations from Reference Market-makers.

         (v) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

(q)      TRANSFERS

         Section 7 of this Agreement shall not apply to Party A, who shall be required to comply with, and shall be bound by, the following:

         Without prejudice to Section 6(b)(ii), Party A may transfer all its interest and obligations in and under this Agreement upon providing five Business Days prior written notice to the Security Trustee, to any other entity (a "TRANSFEREE") provided that:

         (a) the Transferee's short-term unsecured and unsubordinated debt obligations are then rated not less than ["A-1+"] by S&P and ["F1"] by Fitch and its long-term unsecured and unsubordinated debt obligations are then rated not less than ["A1"] by Moody's (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than ["A-1+"] by S&P and ["F1"] by Fitch and whose long-term, unsecured and unsubordinated debt obligations are then rated not less than ["A1"] by Moody's (or its equivalent by any substitute rating agency);

         (b) as of the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of tax under this Agreement;

         (c) a Termination Event or an Event of Default does not occur under this Agreement as a result of such transfer;

         (d) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

         (e) (if the Transferee is domiciled in a different country from both Party A and Party B) S&P, Moody's and Fitch have provided prior written notification that the then current ratings of the Series 1 Class B Sixth Issuer Notes will not be adversely affected.

         Following such transfer all references to Party A shall be deemed to be references to the Transferee.

         Save as otherwise provided for in this Agreement and notwithstanding
         Section 7, Party A shall not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Security Trustee.

From:             ________

To:               Holmes Financing (No. 6) PLC
                  Abbey House
                  Baker Street
                  London
                  NW1 6XL

Attention:        Company Secretary

To:               JPMorgan Chase Bank, London Branch
                  Trinity Tower
                  9 Thomas More Street
                  London E1W 1YT

Attention:        Manager Trust Administration Team

                                                             _____________, 2002

Dear Sirs,

CONFIRMATION - SERIES 1 CLASS B DOLLAR TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the swap transaction entered into between us on the Trade Date specified below (the "SWAP TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 1 Class B) entered into between us, you and ___ (the "SECURITY TRUSTEE") on the date hereof as amended and supplemented from time to time (the "AGREEMENT").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps & Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. In the event of any inconsistency between any of the following, the first listed shall govern: (i) this Confirmation, (ii) the Master Definitions Schedule, and (iii) the Definitions.

The term "TRANSACTION" as used herein shall, for the purposes of the Definitions, have the same meaning as "SWAP TRANSACTION".

1. THE FOLLOWING TERMS RELATE TO ALL TRANSACTIONS TO WHICH THIS
   CONFIRMATION RELATES:

        Party A:                              _________

        Party B:                              Holmes Financing (No. 6) PLC

        Trade Date:                           _____________, 2002

        Termination Date:                     The earlier of the Interest
                                              Payment Date falling in [July
                                              2040] and the date on which all of
                                              the Series 1 Class B Sixth Issuer
                                              Notes are redeemed in full.

        Dollar Currency Swap Rate:            __________ (USD per GBP)

        Business Days:                        London, New York and TARGET

        Calculation Agent:                    Party A

2. PRINCIPAL TRANSACTION:

Effective Date:                               _____________, 2002

Party A Floating Amounts:

        Party A
        Currency Amount:                      USD [34,000,000]

        Party A
        Payment Dates:                        Each Interest Payment Date up to
                                              the Termination Date, and
                                              including the Termination Date.

        Floating Rate for
        Initial Calculation Period:           Linear Interpolation applicable

        Party A
        Floating Rate Option:                 USD-LIBOR-BBA

        Designated Maturity:                  3 months

        Spread: ________ per cent. per annum up to and including the Interest Payment Date falling in [April, 2008] and thereafter ___ per cent. per annum.

        Rounding Convention:                  Rounded to the nearest cent

        Reset Dates:                          The first day of each Calculation
                                              Period

        Party A Floating Rate Day
        Count Fraction:                       Actual/360

Party B Floating Amounts:

        Party B
        Currency Amount:                      GBP [Insert an amount calculated
                                              by reference to the Party A
                                              Currency Amount and the Dollar
                                              Currency Swap Rate]

         Party B
         Payment Dates:                       Each Interest Payment Date up to
                                              the Termination Date, and
                                              including the Termination Date.



         Floating Rate for
         Initial Calculation
         Period:                              Linear Interpolation applicable.

         Party B
         Floating Rate Option:                GBP-LIBOR-BBA

         Designated Maturity:                 3 months

         Spread: _____ per cent. per annum up to and including the Interest Payment Date falling in [April, 2008] and thereafter ____ per cent. per annum.

         Floating Rate Day
         Count Fraction:                      Actual/365(Fixed)

         Rounding Convention:                 Rounded to the nearest penny

         Reset Dates:                         The first day of each Calculation
                                              Period

Initial Exchange:

         Initial Exchange Date:               _________, 2002

         Party A Initial
         Exchange Amount:                     Party B Currency Amount

         Party B Initial
         Exchange Amount:                     Party A Currency Amount

Final Exchange:

         Final Exchange Date:                 Termination Date

         Party A Final
         Exchange Amount:                     Party A Currency Amount

         Party B Final
         Exchange Amount:                     Party B Currency Amount

3.      ADDITIONAL INTEREST RATE AND CURRENCY TRANSACTIONS:

        The terms set out below are applicable to each of the additional interest rate and currency transactions (each an "ADDITIONAL TRANSACTION") (comprising the Additional Initial Exchange Amounts and Additional Final Exchange Amounts, Party A Additional Floating Amounts and Party B Additional Floating Amounts set out below). The following terms reflect such additional 1,000,000 Additional Transactions each on the terms set out below and each such Additional Transaction shall be referred to in numerical sequence beginning with "Additional Transaction 1" through to "Additional Transaction 1,000,000" (together, the "ADDITIONAL TRANSACTIONS"). Such Additional Transactions are to become effective on a sequential basis, starting on the first Additional Initial Exchange Date on which the conditions referred to below are satisfied for that Additional Transaction.

        The first Additional Transaction shall be conditional upon the USD Amortisation Amount for any Interest Payment Date being greater than or equal to the Party B Additional Currency Amount (as defined below) and each subsequent Transaction shall be conditional upon: (i) the Relevant Payment Date (as defined below) having occurred in respect of the immediately numerically preceding Additional Transactions and (ii) the then relevant USD Amortisation Amount less the aggregate of the Party A Additional Initial Exchange Amounts of the preceding Additional Transactions in respect of which the Relevant Payment Date is the relevant Additional Initial Exchange Date equalling or exceeding the Party A Additional Initial Exchange Amount of the Additional Transaction.

        On each Interest Payment Date Party B shall notify Party A as to the USD Amortisation Amount and the Additional Transactions in numerical order that are (i) then currently effective, and (ii) to become effective on the next Party A Payment Date.

        USD Amortisation Amount:                         In respect of the
                                                         Interest Payment Date,
                                                         an amount in Dollars
                                                         equal to the amount of
                                                         the Series 1 Class B
                                                         Sixth Issuer Notes to
                                                         be redeemed on such
                                                         Interest Payment Date.

        Additional Initial Exchanges and
        Additional Final Exchanges:

        Additional Initial Exchange Date and the         The Interest Payment
        Effective Date:                                  Date on which the
                                                         conditions referred to
                                                         above for the relevant
                                                         Transaction comprising
                                                         one of the Additional
                                                         Transactions are
                                                         satisfied (being the
                                                         "RELEVANT PAYMENT DATE"
                                                         for that Transaction).

        Party A Additional Initial Exchange Amount:      USD [34.00]

        Party B Additional Initial Exchange Amount:      GBP [Insert a figure
                                                         calculated by reference
                                                         to the Party A
                                                         Additional Initial
                                                         Exchange Amount and the
                                                         Dollar Currency Swap
                                                         Rate]

        Party A Additional Final Exchange Amount:        GBP [Insert a figure
                                                         calculated by reference
                                                         to the Party B
                                                         Additional Final
                                                         Exchange Amount and the
                                                         Dollar Currency Swap
                                                         Rate]

        Party B Additional Final Exchange Amount:        USD [34.00]

        Additional Final Exchange Date:                  Termination Date

        Additional Floating Amounts:

        Party A Additional Floating Amounts:

        Party A Additional Currency Amount:              GBP [Insert a figure
                                                         calculated by reference
                                                         to the Party B
                                                         Additional Final
                                                         Exchange Amount and the
                                                         Dollar Currency Swap
                                                         Rate]

        Party A Additional Floating Amount Payer:        Party A

        Party A Additional Floating Amount               Each Interest Payment
        Payer Payment Dates:                             Date following the
                                                         Relevant Payment Date

        Party A Additional Floating Amount Option:       GBP - LIBOR - BBA

        Designated Maturity:                             3 months

        Spread:                                          ____ per cent. per
                                                         annum up to and
                                                         including the Interest
                                                         Payment Date falling in
                                                         [April, 2008] and
                                                         thereafter ____ per
                                                         cent. per annum

        Party A Additional Floating Amount
        Day Count Fraction:                              Actual/365(Fixed)

        Reset Dates:                                     The first day of each
                                                         Calculation Period

        Party B Additional Floating Amounts:

        Party B Additional Currency Amount:              USD [34.00]

        Party B Additional Floating Amount Payer:        Party B

        Party B Additional Floating Amount               Each Interest Payment
        Payer Payment Date:                              Date following the
                                                         Relevant Payment Date

        Party B Additional Floating Rate Amount Option:  USD - LIBOR - BBA

        Designated Maturity:                             3 months

        Spread:                                          ____ per cent. per
                                                         annum up to and
                                                         including the Interest
                                                         Payment Date falling in
                                                         [April, 2008] and
                                                         thereafter ____ per
                                                         cent. per annum

        Party B Floating Rate Day Count Fraction:        Actual/360

        Reset Dates:                                     The first day of each
                                                         Calculation Period

4.      DEFERRAL OF FLOATING AMOUNTS:

        If any payment of interest under the Series 1 Class B Sixth Issuer Notes is deferred in accordance with the terms and conditions of the Series 1 Class B Sixth Issuer Notes then a corresponding part of the Party A Floating Amount and a pro rata part of the Party B Floating Amount which, in each case, would otherwise be due in respect of the relevant Interest Payment Date shall be deferred.

        The amount so deferred on the Party A Floating Amount shall be payable on the next Party A Floating Amount Payment Date (together with an additional floating amount accrued thereon at the applicable Party A Floating Rate) and the Party A Floating Amount due on such date shall be deemed to include such amounts.

        The amount so deferred on the Party B Floating Amount shall be payable on the next Party B Floating Amount Payment Date (together with an additional floating amount accrued thereon accrued at the applicable Party B Floating Rate) and the Party B Floating Amount due on such date shall be deemed to include such amounts.

        On any subsequent occasion if any payment of interest under the Series 1 Class B Sixth Issuer Notes is deferred (including any payment of a previous shortfall of interest or any payment of interest on such shortfall) in accordance with the terms and conditions of the Series 1 Class B Sixth Issuer Notes then all or a corresponding part of the Party A Floating Amount and a pro rata part of the Party B Floating Amount shall be deferred.

        The amount so deferred on the Party A Floating Amount shall be payable on the next Party A Floating Amount Payment Date (together with an additional floating amount accrued thereon at the applicable Party A Floating Rate) and the Party A Floating Amount due on such date shall be deemed to include such amounts.

        The amount so deferred on the Party B Floating Amount shall be payable on the next Party B Floating Amount Payment Date (together with an additional floating amount accrued thereon at the applicable Party B Floating Rate) and the Party B Floating Amount due on such date shall be deemed to include such amounts.

5.      MISCELLANEOUS:

        Section 2(c)(ii) of the Agreement will not apply and accordingly, any obligation of Party A to pay Sterling and Party B to pay Dollars in each case under any of the Additional Transactions on any date will be netted off against the obligation of Party B and Party A to make payments in Sterling and Dollars respectively under the Principal Transaction on such date. Since the relevant payment obligations under the Principal Transaction will always be larger than or equal to the Sterling and Dollar payment obligations respectively of Party A and Party B under the Additional Transactions, Party A and Party B shall not be required to make any Sterling and Dollar payments respectively under the Additional Transactions.

6.      ACCOUNT DETAILS:

        Payments to Party A
        in Dollars:                Bank:                     Please provide

                                   Account Number:           Please provide

                                   SWIFT:                    Please provide

                                   ABA No.:                  Please provide

                                   Account Name:             Please provide

        Payments to Party A
        in Sterling:               Bank:                     Please provide

                                   Sort Code                 Please provide

                                   Account Number:           Please provide

                                   Account Name:             Please provide

                                   CHAPS:                    Please provide

                                   SWIFT:                    Please provide

        Payments to Party B
        in Dollars:                Bank:                     Please provide

                                   Account Number:           Please provide

                                   Swift Code:               Please provide

                                   Sort Code:                Please provide

                                   Reference:                Please provide

        Payments to Party B
        in Sterling:               Bank:                     Please provide

                                   Account Number:           Please provide

                                   Sort Code:                Please provide

                                   Reference:                Please provide

7.      Notice Details:

        Party A:                   ___________

        Address:                   [_________]



        Facsimile Number:          [_________]

        Attention:                 [_________]


        Party B:                   Holmes Financing (No. 6) PLC

        Address:                   [c/o Abbey National plc
                                   Abbey House (AAM 319)
                                   201 Grafton Gate East
                                   Milton Keynes
                                   MK9 1AN]

        Facsimile Number:          [+44 1908 344217]

        Attention:                 [Securitisation Team, Risk Operations]

        With a copy to the
        Security Trustee:          ___________

        Address:                   [_________]


        Facsimile Number:          [_________]

        Attention:                 [_________]

Yours faithfully,

[SWAP COUNTERPARTY]

By:
Name:
Title:

Confirmed as of the date first written:

HOLMES FINANCING (NO. 6) PLC

By:
Name:
Title:

[SECURITY TRUSTEE]
By:
Name:
Title: